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                                                                   EXHIBIT 10.30





                        INDEMNITY AND SECURITY AGREEMENT


                 THIS INDEMNITY AND SECURITY AGREEMENT (this "Agreement") is entered into as of the _____ day of __________, 1996, by and among Trinity Industries, Inc. (the "Indemnitee") and Halter Marine Group, Inc., Halter Marine, Inc., a Nevada corporation, Equitable Shipyards, Inc., Gretna Machine and Ironworks, Inc., Gulf Coast Fabrication, Inc., Halter Marine, Inc., a Louisiana corporation, Halter Marine Services, Inc., Halter Gulf Repair, Inc., Halter Marine Gulfport, Inc., Halter Marine Panama City, Inc., Halter Marine Pascagoula, Inc., Trinity Yachts, Inc. and Washington Marine Fabricators, Inc. (each being referred to individually herein as an "Indemnitor").

                                   WITNESSETH

                 WHEREAS, the Indemnitee has guaranteed (the "Indemnitee Guarantees") certain obligations of certain Indemnitors with respect to bid, performance or other obligations of such Indemnitors with respect to contracts for the construction or repair of inland or ocean-going vessels or components thereof or accessories thereto ("Vessel Contracts");

                 WHEREAS, the Indemnitee has certain liabilities (the "Indemnitee Bond Obligations" and, collectively with the Indemnitee Guarantees, the "Indemnitee Obligations"), contingent or otherwise, relating to bonds (or letters of credit or other obligations of sureties or other third parties in lieu of bonds) in respect of bid, performance or other obligations of certain Indemnitors with respect to Vessel Contracts;

                 WHEREAS, the Indemnitees heretofore have been direct or indirect wholly owned subsidiaries of the Indemnitor;

                 WHEREAS, concurrently with the execution and delivery of this Agreement, the Indemnitee is permitting Halter Marine Group, Inc. to sell three million (3,000,000) shares of its common stock pursuant to a registered public offering (the "Offering");

                 WHEREAS, it is a condition to the Indemnitee's willingness to permit the Offering to occur that each of the Indemnitors shall have executed and delivered this Agreement;

                 NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
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                 1.       Indemnity.  The Indemnitors jointly and severally
shall indemnify the Indemnitee against any and all liability, loss, costs, damages, fees of attorneys and other expenses of any nature which the Indemnitee may sustain or incur by reason of any Indemnitee Obligations.

                 2. Deposit of Funds. The Indemnitors jointly and severally agree that, as soon as any liability is asserted by any third party against the Indemnitee with respect to any Indemnitee Obligation, the Indemnitors will, immediately upon demand and whether or not the Indemnitee shall have made any payment therefor, deposit with the Indemnitee a sum of money equal to the amount of the Indemnitee Obligation being asserted against the Indemnitee, as security on such Indemnitee Obligation. Such funds shall be available, in the discretion of the Indemnitee, as collateral security with respect to any Indemnitee Obligations, and such funds may be used by the Indemnitee in payment or settlement of any liability, loss or expense for which any Indemnitor is obligated to indemnify the Indemnitee under the terms of this Agreement. The Indemnitee shall have no obligation to invest, or to pay to any Indemnitor any earnings from, any portion of such funds.

                 3. Grant of Security Interest. Each Indemnitor hereby assigns and grants to the Indemnitee a security interest in each of the following (whether existing as of the date hereof or hereafter acquired or arising) (collectively, the "Collateral"), to secure all obligations of each Indemnitor to which the Indemnitee Obligations relate and to secure all obligations of the Indemnitors under this Agreement:

                 (a) all Vessel Contracts and all other contracts or agreements which relate to Vessel Contracts or the subject matter of Vessel Contracts to which such Indemnitee Obligation relates (including but not limited to subcontracts);

                 (b) all amounts that at any time may be paid or payable to any Indemnitor pursuant to any Vessel Contracts or any other contracts to which such Indemnitee Obligation relates or agreements which relate to such Vessel Contracts;

                 (c) all machinery, plant, equipment, tools and materials which shall be upon the site or sites of any work with respect to any Vessel Contracts to which such Indemnitee Obligation relates or elsewhere for the purposes of such Vessel Contracts, including but not limited to all materials ordered for such Vessel Contracts and all items of property that constitute the subject matter of such Vessel Contracts;

                 (d) all actions, causes of action, claims and demands whatsoever which any Indemnitor may have in any way arising out of or relating to any Vessel Contract to which such Indemnitee Obligation relates or any Indemnitee Obligation; and

                 (e) all proceeds of any of the foregoing (other than proceeds that represent funds received under Vessel Contracts, which proceeds shall be dealt with as described in Section 4 of this Agreement).





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                 4.       Funds Under Vessel Contracts.  The Indemnitors hereby
agree and expressly declare that all funds due or to become due under any Vessel Contract to which an Indemnitee Obligation relates are trust funds, whether in the possession of an Indemnitor or another, for the benefit and payment of all persons to whom an Indemnitor incurs obligations in the performance of such Vessel Contract. If the Indemnitee discharges any such obligation, the Indemnitee shall be entitled to assert the claim of such person to the trust funds. Any Indemnitor shall, upon demand of the Indemnitee and in implementation of the trust or trusts hereby created, open an account or accounts with a bank or similar depository designated by the such Indemnitor and approved by the Indemnitee, which account or accounts shall be designated as a trust account or accounts for the deposit of such trust funds, and shall deposit therein all monies received pursuant to said Vessel Contract or Vessel Contracts. Withdrawals from such account shall be by check or similar instrument signed by such Indemnitor and countersigned by a representative of the Indemnitee. Said trust or trusts shall terminate on the fulfillment by the Indemnitees of all obligations for which the trust or trusts are hereby created or upon the expiration of twenty (20) years from the date of this Agreement, whichever occurs first.

                 5. Financing Statements. To the extent permitted by law, a photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code. Each Indemnitor agrees that it will, from time to time as requested by the Indemnitee, execute and deliver to the Indemnitee such financing statements and similar documents as shall be requested by the Indemnitee in order to perfect the security interest of the Indemnitee granted hereunder under the Uniform Commercial Code or any other applicable statute or regulation.

                 6. Access to Facilities and Equipment. If any liability is asserted by any third party against the Indemnitee in respect of any Indemnitee Obligation, then the Indemnitee (together with its agents, subcontractors and representatives) shall have full access to the premises, and full use of the equipment and materials, of any Indemnitor that has obligations under the Vessel Contract to which such Indemnitee Obligation relates, in order that the Indemnitee may, if it so elects in its sole discretion, complete performance under such Vessel Contract, if it so elects in its sole discretion. Such access and use shall be provided without any charge or expense to the Indemnitee.

                 7. Rights and Remedies. Without limiting any other provision of this Agreement, the Indemnitee may exercise any one or more of the rights and remedies with respect to the Collateral as are provided by applicable law.

                 8. No Transfer of Collateral. No Indemnitor shall, without the prior written consent of the Indemnitee, assign or otherwise transfer any of its interest in any Collateral, except that (i) any Collateral which constitutes the subject matter of a Vessel Contract may be sold to the buyer under such Vessel Contract as contemplated by such Vessel Contract and
(ii) any Collateral which constitutes equipment may be disposed of in the ordinary course of business in connection with normal replacement of equipment.





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                 9.       Waiver.  No delay of the Indemnitee in exercising any
power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by the Indemnitee of any right hereunder or of any default by any Indemnitor shall be binding the Indemnitee unless in writing, and no failure by the Indemnitee to exercise any power or right hereunder or waiver of any default by any Indemnitor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of the Indemnitee as provided for herein, which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Indemnitee of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Indemnitee of any or all other such rights, powers or remedies.

                 10. Amendments. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Indemnitors and the Indemnitee. The provisions of the Agreement shall not be modified or limited by course of conduct or usage of trade.

                 11. Miscellaneous. This Agreement has been delivered in the State of Texas and shall be construed in accordance with the substantive laws of that State, without giving effect of principles of conflict of laws. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement. The invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

                 IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                    TRINITY INDUSTRIES, INC.


                                    By:
                                       -------------------------------------
                                       F. Dean Phelps,
                                       Vice President





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                                    HALTER MARINE GROUP, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    EQUITABLE SHIPYARDS, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    GULF COAST FABRICATION, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    HALTER MARINE, INC., a Nevada corporation


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------


                                    HALTER MARINE SERVICES, INC.


                                    By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------





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                                    HALTER GULF REPAIR, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    HALTER MARINE GULFPORT, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    HALTER MARINE PANAMA CITY, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    HALTER MARINE PASCAGOULA, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    TRINITY YACHTS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





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                                    WASHINGTON MARINE FABRICATORS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    HALTER MARINE, INC., a Louisiana corporation


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    GRETNA MACHINE AND IRONWORKS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





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